UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

Social Leverage Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40059	85-4095616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8390 E. Via De Ventura

Suite F110-207

Scottsdale, Arizona 85258

(Address of principal executive offices, including zip code)

(302) 492-7522
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value and one-fourth of one redeemable warrant	SLAC.U	NYSE
Class A common stock, included as part of the units	SLAC	NYSE
Redeemable warrants, included as part of the units	SLAC WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 1, 2022, Social Leverage Acquisition Corp I (“SLAC” or the “Company”) announced a proposed business combination (the “Business Combination”) between SLAC and W3BCLOUD Holdings Inc. (“W3BCLOUD”). The Company issued a press release announcing the execution of the Business Combination Agreement, dated as of July 31, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Company, SLAC Merger Sub, Inc., a wholly-owned subsidiary of the Company, and W3BCLOUD. The Business Combination was unanimously approved by SLAC’s board of directors on July 8, 2022. The press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

As of the signing of the Business Combination Agreement, W3BCLOUD has received commitments for $40 million from certain of W3BCLOUD’s existing securityholders for new investments in connection with the transaction and has an agreement with a certain W3BCLOUD existing securityholder for an additional equity investment of $10 million, each of which is subject to certain conditions, and each of which is expected to be funded at the Closing.

Important Information about the Business Combination and Where to Find It

In connection with the Business Combination, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement, which will be mailed (if and when available) to all Company stockholders once definitive (the “Proxy Statement”), which will serve as a preliminary proxy statement and certain other related documents, which will be distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination as well as other matters as may be described in the Proxy Statement. The Company’s stockholders and other interested persons are advised to read, when available, the Proxy Statement, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the Business Combination. Copies of the definitive proxy statement and all other relevant materials for the Business Combination filed or that will be filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained for free by directing a request to: Social Leverage Acquisition Corp I, 8390 E.Via De Ventura, Suite F110-207, Scottsdale, Arizona 85258, Attention: Howard Lindzon.

Participants in the Solicitation

SLAC, W3BCLOUD and certain of their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from SLAC’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of SLAC’s directors and executive officers in SLAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022. A list of the names, affiliations and interests of SLAC’s directors and executive officers in SLAC will be contained in a proxy statement relating to the proposed transaction that will be filed with the SEC. Investors may obtain additional information regarding the interests of participants in the solicitation of proxies from SLAC’s stockholders in connection with in the proposed transaction, which may, in some cases, be different than those of SLAC’s stockholders generally, by reading the proxy statement relating to the proposed transaction when it is filed with the SEC and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by directing a request to: Social Leverage Acquisition Corp I, 8390 E.Via De Ventura, Suite F110-207, Scottsdale, Arizona 85258, Attention: Howard Lindzon.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including Revenue, EBITDA, EBITDA Margin and Capex), projections of industry supply and demand, pricing and market opportunity, the satisfaction of closing conditions to the Business Combination and any related transactions, the level of redemptions by the Company’s public stockholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this communication and on the current expectations of the Company’s and W3BCLOUD’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and W3BCLOUD.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of the Company are not obtained; (iii) the ability to maintain the listing of the combined Company’s securities on the stock exchange; (iv) the risk that the Business Combination disrupts current plans and operations of the Company or W3BCLOUD as a result of the announcement and consummation of the transaction described herein; (v) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vi) the failure to realize the anticipated benefits of the Business Combination; (vii) risks relating to the uncertainty of the projected financial information with respect to W3BCLOUD and costs related to the Business Combination; (viii) risks related to the rollout of W3BCLOUD’s business strategy and the timing of expected business milestones; (ix) the effects of competition on W3BCLOUD’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against the Company, W3BCLOUD or any of their respective directors or officers, following the announcement of the Business Combination; (xiii) the amount of redemption requests made by the Company’s public stockholders; (xiiii) the ability of the Company or the combined company to obtain financing, if any, in connection with the Business Combination; (xiv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xv) risks related to digital assets technology, industry and regulations; (xvi) changes in laws and regulations; and (xvii) those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, in each case, under the heading “Risk Factors,” and other documents of the Company to be filed with the SEC. The Company and W3BCLOUD caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. If any of these risks materialize or the Company’s or the W3BCLOUD’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor W3BCLOUD presently know or that the Company and W3BCLOUD currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and W3BCLOUD’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company and W3BCLOUD anticipate that subsequent events and developments will cause the Company’s and W3BCLOUD’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company and W3BCLOUD specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s or W3BCLOUD’s assessments as of any date subsequent to the date of this communication. Neither the Company nor W3BCLOUD gives any assurance that W3BCLOUD or the Company will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated August 1, 2022, incorporated by reference herein.
99.2	Investor Presentation, dated August 1, 2022, incorporated by reference herein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The exhibits to this Current Report on Form 8-K may contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCIAL LEVERAGE ACQUISITION CORP I

By:	/s/ Douglas Horlick
Name:	Douglas Horlick
Title:	President and Chief Operating Officer

Date:   August 1, 2022

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